                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL

                               LEVI STRAUSS & CO.

                               OFFER TO EXCHANGE

    all outstanding 11 5/8% Dollar-denominated Notes due 2008
                 ($380,000,000 principal amount)

                                      for

   11 5/8% Dollar-denominated Notes due 2008 ($380,000,000 principal amount) which have been registered under the Securities Act of 1933

                                      and

   all outstanding 11 5/8% Euro-denominated Notes due 2008
            ((Euro)125,000,000 principal amount)

                                      for

  11 5/8% Euro-denominated Notes due 2008 ((Euro)125,000,000 principal amount) which have been registered under the Securities Act of 1933

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 p.m., NEW YORK CITY TIME, ON APRIL 6, 2001, UNLESS THE OFFER IS EXTENDED.

                    To: Citibank, N.A. (as "Exchange Agent")

   By Registered or Certified Mail:         By Overnight Courier or By Hand:


            Citibank, N.A.                           Citibank, N.A.
            P.O. Box 18055                         5 Carmelite Street
          5 Carmelite Street                             London
                London                                  EC4Y 0PA
               EC4Y 0PA                              United Kingdom
            United Kingdom                Attention: Agency and Trust Services
 Attention: Agency and Trust Services              -- Debt Exchanges
          -- Debt Exchanges                  Reference: Levi Strauss & Co.
    Reference: Levi Strauss & Co.

                 By Facsimile (for Eligible Institutions Only):

         For callers outside of the United Kingdom -- +44 20 7508 3866
             For callers within the United Kingdom -- 020 7508 3866

                             Confirm by Telephone:

         For callers outside of the United Kingdom -- +44 20 7508 3867
             For callers within the United Kingdom -- 020 7508 3867

   Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the ones listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

   The undersigned hereby acknowledges receipt of the Prospectus dated March 8, 2001, (the "Prospectus") of Levi Strauss & Co. ("LS&CO.") and this Letter of Transmittal, which together constitute LS&CO.'s offer (the "Exchange Offer") to exchange each $1,000 principal amount of its 11 5/8% Dollar-denominated Notes due 2008 and each (Euro)1,000 principal amount of its 11 5/8% Euro-denominated Notes due 2008 (collectively, the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 11 5/8% Dollar-denominated Notes due 2008 and for each (Euro)1,000 principal amount of its outstanding 11 5/8% Euro-denominated Notes due 2008 (collectively, the "Old Notes"), respectively. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on April 6, 2001, unless LS&CO., in its reasonable judgment, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended.

   Because all of the Old Notes are held in book-entry accounts maintained by the Exchange Agent at The Depository Trust Company ("DTC"), Euroclear or Clearstream, Luxembourg, the Letter of Transmittal need not be manually executed; provided, however, that tenders of Old Notes must be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP") or by Euroclear or Clearstream, Luxembourg, as the case may be. To tender old notes in this manner, the electronic instructions sent to DTC, Euroclear or Clearstream, Luxembourg and transmitted to the Exchange Agent must contain your acknowledgment of receipt of and your agreement to be bound by and to make all of the representations in the Letter of Transmittal. In all other cases, a Letter of Transmittal must be manually executed and delivered as described herein.

   YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

   List below the notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

    DESCRIPTION OF 11 5/8% DOLLAR-DENOMINATED NOTES DUE 2008 TENDERED HEREBY
--------------------------------------------------------------------------------

                                                  Aggregate
Name(s) and Address(es) of   Certificate or   Principal Amount
   Registered Owner(s)        Registration       Represented    Principal Amount
     (Please fill in)           Numbers*        by Old Notes       Tendered**
--------------------------------------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                                 Total
--------------------------------------------------------------------------------

  * Need not be completed by book-entry Holders.
 ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000 for Dollar-denominated Notes.

     DESCRIPTION OF 11 5/8% EURO-DENOMINATED NOTES DUE 2008 TENDERED HEREBY
--------------------------------------------------------------------------------

                                                  Aggregate
Name(s) and Address(es) of   Certificate or   Principal Amount
   Registered Owner(s)        Registration       Represented    Principal Amount
     (Please fill in)           Numbers*        by Old Notes       Tendered**
--------------------------------------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                            ----------------------------------------------------

                                 Total
--------------------------------------------------------------------------------

  * Need not be completed by book-entry Holders.
 ** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of (Euro)1,000 for Euro-denominated Notes.

   This Letter of Transmittal is to be used (i) if certificates of Old Notes are to be forwarded herewith or (ii) tender of dollar-denominated Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

   The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of LS&CO. or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

[_]CHECK HERE IF TENDERED DOLLAR-DENOMINATED OLD NOTES ARE BEING DELIVERED BY
   BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC OR EURO-DENOMINATED OLD NOTES ARE BEING TENDERED BY CONFIRMATION OF BLOCKING INSTRUCTIONS IN ACCORDANCE WITH THE STANDARD OPERATING PROCEDURES OF EUROCLEAR OR CLEARSTREAM, LUXEMBOURG, AS APPLICABLE, AND COMPLETE THE
   FOLLOWING:

   Name of Tendering Institution _______________________________________________

   Account Number ______________________________________________________________

   Transaction Code Number _____________________________________________________

   Holders whose dollar-denominated Old Notes are not immediately available or who cannot deliver their dollar-denominated Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their dollar-denominated Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures." See Instruction 2.

[_]CHECK HERE IF TENDERED DOLLAR-DENOMINATED OLD NOTES ARE BEING DELIVERED
   PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

   Name of Registered Holder(s) ________________________________________________

   Name of Eligible Institution that Guaranteed Delivery _______________________

   If delivery by book-entry transfer:

   Account Number ______________________________________________________________

   Transaction Code Number _____________________________________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name ________________________________________________________________________

   Address _____________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to LS&CO. the principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Old Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, LS&CO. all right, title and interest in and to such Old Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of LS&CO. in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that when the same are accepted for exchange, LS&CO. will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

   The undersigned represents to LS&CO. that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, and (ii) neither the undersigned nor any such other person is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution of such Exchange Notes. If the undersigned or the person receiving the Exchange Notes covered hereby is a broker-dealer that is receiving the Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (i) they must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by LS&CO. If the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of LS&CO., the undersigned represents to LS&CO. that the undersigned understands and acknowledges that such Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

   The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or LS&CO. to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by a book-entry transfer facility.

   The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by LS&CO.), as more particularly set forth in the Prospectus, LS&CO. may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date.

   Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if an Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).

 SPECIAL REGISTRATION INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS

  To be completed ONLY if the Ex-           To be completed ONLY if the Ex-
 change Notes are to be issued in          change Notes are to be sent to
 the name of someone other than            someone other than the under-
 the undersigned.                          signed, or to the undersigned at
                                           an address other than that shown
 Name:  ___________________________        under "Description of 11 5/8%
                                           Dollar-denominated Notes due 2008
 Address: _________________________        Tendered Hereby" or "Description
                                           of 11 5/8% Euro-denominated Notes
 __________________________________        due 2008 Tendered Hereby."

 Book-Entry Transfer Facility Ac-          Name: ____________________________
 count:
                                           Addresss: ________________________
 __________________________________
                                           __________________________________
 Employer Identification or Social
 Security Number:                          Employer Identification or Social
                                           Security Number:
 __________________________________
       (Please print or type)              __________________________________
                                                 (Please print or type)


                  REGISTERED HOLDER(S) OF OLD NOTES SIGN HERE
               (In addition, complete Substitute Form W-9 below)

 X __________________________________________________________________________

 X __________________________________________________________________________

    Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (Please print or type:)

 ____________________________________            SIGNATURE GUARANTEE
    Name and Capacity (full title)         (If Required--See Instruction 4)


 ____________________________________    ____________________________________

                                           (Signature of Representative of
 ____________________________________            Signature Guarantor)


 ____________________________________    ____________________________________
     Address (including zip code)                  (Name and Title)


 ____________________________________    ____________________________________
   (Area Code and Telephone Number)                 (Name of Plan)


 ____________________________________    ____________________________________
  (Taxpayer Identification or Social       (Area Code and Telephone Number)
            Security No.)

                                         Dated: ______________________ , 2001
 Dated: ______________________ , 2001

                        PAYER'S NAME: LEVI STRAUSS & CO.

--------------------------------------------------------------------------------
                        PART I--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT THE RIGHT
                        AND CERTIFY BY SIGNING AND
                        DATING BELOW. For all
                        accounts, enter TIN in the
                        box at right. (For most        ----------------------
                        individuals, this is your
                        social security number. If     Social Security Number
 SUBSTITUTE             you do not have a number,
 Form W-9               see enclosed Guidelines for    OR ___________________
 Department of          Certification of Taxpayer      Employer Identification
 the Treasury           Identification Number on               Number
 Internal               Substitute Form W-9.)
 Revenue                Certify by signing and         (If awaiting TIN, write
 Service                dating below.                      "Applied For")
                       --------------------------------------------------------
 Payer's Request for    PART II--For Payees exempt from backup withholding,
 Taxpayer               see the enclosed Guidelines for Certification of
 Identification Number  Taxpayer Identification Number on Substitute Form W-9
 (TIN)                  and complete as instructed therein.
--------------------------------------------------------------------------------
 Certification--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future, and

 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
--------------------------------------------------------------------------------

 The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------

 SIGNATURE __________________________________________DATE ____________ , 2001

--------------------------------------------------------------------------------
NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE
       EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR" INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a number, but will be refunded if I provide a certified taxpayer identification number within 60 days.

 ------------------------------------    ------------------------------------
              Signature                                 Dated:
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

   1. Delivery of this Letter of Transmittal and Certificates. All physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Old Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to expiration of the Exchange Offer (the "Expiration Date"). The method of delivery of this Letter of Transmittal, the Old Notes and any other required documents is at the election and risk of the Holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

   No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof) or otherwise complying with the tender procedures set forth in the Prospectus, shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

   Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

   2. Guaranteed Delivery Procedures. Guarantee of delivery procedures are only applicable to the dollar-denominated Old Notes, not the euro-denominated Old Notes. Holders who wish to tender their dollar-denominated Old Notes, but whose dollar-denominated Old Notes are not immediately available and thus cannot deliver their dollar-denominated Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

     (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

     (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such dollar-denominated Old Notes and the principal amount of dollar-denominated Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the dollar-denominated Old Notes (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at DTC) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

     (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered dollar-denominated Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such dollar-denominated Old Notes into the Exchange Agent's account at DTC) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

   Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their dollar-denominated Old Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender dollar-denominated Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such dollar-denominated Old Notes prior to the Expiration Date. Failure to comply with the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

   3. Partial Tenders; Withdrawals. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal

Amount Tendered" in the box entitled "Description of 11 5/8% Dollar-denominated Notes due 2008 Tendered Hereby" or "Description of 11 5/8% Euro-denominated Notes due 2008 Tendered Hereby." A newly issued Old Note for the principal amount of Old Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

   Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Old Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent or the holder must otherwise comply with the withdrawal procedures of DTC or Euroclear or Clearstream, Luxembourg as described in the prospectus. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the registration number(s) and principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at DTC, to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by LS&CO., whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer.

   4. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC or Euroclear or Clearstream, Luxembourg, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

   If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

   Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

   If this Letter of Transmittal is signed by the registered Holder or Holders of Old Notes (which term, for the purposes described herein, shall include a participant in DTC or Euroclear or Clearstream, Luxembourg whose name appears on a security listing as the owner of the Old Notes) listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Old Notes, and, with respect to a participant in DTC or Euroclear or Clearstream, Luxembourg whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by an Eligible Institution (except where the Old Notes are tendered for the account of an Eligible Institution).

   If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by LS&CO., proper evidence satisfactory to LS&CO. of their authority so to act must be submitted.

   5. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable box, the name and address (or account at DTC or Euroclear or Clearstream, Luxembourg, as applicable) in which the Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

   If no instructions are given, the Exchange Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Old Notes or deposited at such Holder's account at DTC or Euroclear or Clearstream, Luxembourg, as applicable.

   6. Transfer Taxes. LS&CO. shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to LS&CO. or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

   Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

   7. Waiver of Conditions. LS&CO. reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

   8. Mutilated, Lost, Stolen or Destroyed Old Notes. Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

   9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Levi Strauss & Co., 1155 Battery Street, San Francisco, California 94111, Attention: Treasurer; telephone (415) 501-3869.

   10. Validity and Form. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by LS&CO. in its sole discretion, which determination will be final and binding. LS&CO. reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes LS&CO.'s acceptance of which would, in the opinion of counsel for LS&CO., be unlawful. LS&CO. also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Old Notes. LS&CO.'s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as LS&CO. shall determine. Although LS&CO. intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither LS&CO., the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

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

                           IMPORTANT TAX INFORMATION

   Under federal income tax law, a Holder tendering Old Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such Holder with respect to tendered Old Notes may be subject to backup withholding.

   Certain Holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A United States Holder who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. Non-United States Holders must submit a properly completed IRS Form W-8BEN or similar form to avoid backup withholding. IRS Form W-8BEN or such similar form may be obtained by contacting the exchange agent at one of the addresses on the face of this Letter of Transmittal.

   If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

   Purpose of Substitute Form W-9. To prevent backup withholding on payments that are made to a Holder with respect to Old Notes tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder is exempt, (ii) such Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified such Holder that he or she is no longer subject to backup withholding.

   What Number to Give the Exchange Agent. Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Notes. If Old Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on IRS Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

   Certificate of Awaiting Taxpayer Identification Number. If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

   IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with Old Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

                                       10